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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                           DATE OF REPORT: MAY 5, 1997

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                       HUNTINGTON BANCSHARES INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   Maryland                      0-2525                     31-0724920
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(STATE OR OTHER            (COMMISSION FILE NO.)         (IRS EMPLOYER
JURISDICTION OF                                          IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)


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                                Huntington Center
                              41 South High Street
                              Columbus, Ohio 43287
                                 (614) 480-8300
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

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ITEM  5.  OTHER EVENTS.

         On May 5, 1997, Huntington Bancshares Incorporated, a Maryland corporation and a registered bank holding company ("Huntington"), and First Michigan Bank Corporation, a Michigan corporation and a registered bank holding company ("First Michigan"), entered into an Agreement and Plan of Merger and a Supplemental Agreement (collectively, the "Merger Agreements") pursuant to which First Michigan will be merged with and into Huntington (the "Merger"). As a result of the Merger, each outstanding share of First Michigan's common stock, $1.00 par value ("First Michigan Common Stock"), will be converted into 1.05 shares of Huntington's common stock, without par value. The Merger is conditioned upon, among other things, approval by the shareholders of both Huntington and First Michigan, and receipt of certain regulatory approvals. The Merger Agreements are attached as Exhibits 2(a) and 2(b) and their terms are incorporated herein by reference.

         Simultaneously with the execution and delivery of the Merger Agreements, Huntington and First Michigan entered into a Warrant Purchase Agreement (the "Warrant Purchase Agreement") pursuant to which First Michigan issued a Warrant in favor of Huntington (the "Warrant"), to purchase up to 5,268,716 shares of First Michigan Common Stock (representing 19.9% of the outstanding shares) at a price of $29.275 per share and upon the other terms and conditions set forth in the Warrant. The Warrant Purchase Agreement and Warrant are attached as Exhibits 2(c) and 2(d) hereto, respectively, and their terms are incorporated herein by reference.

         A copy of the Press Release, dated May 5, 1997, issued by Huntington relating to the Merger is attached as Exhibit 99.

ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         Exhibit 2(a) -- Agreement and Plan of Merger, dated May 5, 1997, between Huntington Bancshares Incorporated and First Michigan Bank Corporation.

         Exhibit 2(b) -- Supplemental Agreement, dated May 5, 1997, between Huntington Bancshares Incorporated and First Michigan Bank Corporation.

         Exhibit 2(c) -- Warrant Purchase Agreement, dated May 5, 1997, between Huntington Bancshares Incorporated and First Michigan Bank Corporation.

         Exhibit 2(d) -- Warrant to Purchase 5,268,716 shares of First Michigan Bank Corporation common stock, dated May 5, 1997.

         Exhibit 99 -- Press Release, dated May 5, 1997, relating to the merger of First Michigan Bank Corporation with and into Huntington Bancshares Incorporated.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HUNTINGTON BANCSHARES INCORPORATED

Date:    May 7, 1997                By:  /s/ Ralph K. Frasier
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                                         Ralph K. Frasier, Secretary and
                                         General Counsel